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                        SUPPLEMENT TO THE PROSPECTUS OF
                            TCW GALILEO FUNDS, INC.
                            DATED: FEBRUARY 27, 1998



The name of the TCW Galileo Core Equity Fund has been changed to the TCW Galileo Core Equities Fund.

The first paragraph on page 49 under the section heading "TCW Galileo Value Opportunities Fund" is hereby amended to add the following sentence.

     In addition, the Fund may invest up to 25% of its total assets in Canadian securities which are listed on the Alberta, Montreal or Toronto Stock Exchanges.

The first paragraph on page 55 under the section heading "TCW Galileo International Equities Fund" is hereby amended to state that the TCW Galileo International Equities Fund may invest up to 80% of its total assets in the TCW Galileo European Equities Fund.

The subsection entitled "Portfolio Management" pertaining to the TCW Galileo Value Opportunities Fund on page 78 is hereby amended by adding the following individual:

     Susan I. Schottenfeld          Managing Director, the Adviser, TCW Asset
                                    Management Company and Trust Company of the
                                    West.


April 30, 1998